UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))

☐	Definitive Information Statement

BlueStar Financial Group, Inc.
(Name of the Registrant as Specified in its Charter)

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BLUESTAR FINANCIAL GROUP, INC.
7377 E. Doubletree Ranch Road, Suite 200
Scottsdale, AZ 85258

To the Stockholders of BlueStar Financial Group, Inc.,

This Information Statement is first being mailed on or about May ____, 2010, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of BlueStar Financial Group, Inc., a Nevada corporation (the “Company”), as of the close of business on May 11, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to is to notify our stockholders that, on May 7, 2010, we received a written consent in lieu of a special meeting of stockholders from holders of a majority of the voting Common Stock of the Company, totaling 19,795,000 shares of our Common Stock, representing 55.91% of the issued and outstanding shares of Common Stock, approving an amendment to our Articles of Incorporation to a name change of the Company from “BlueStar Financial Group, Inc.” to “YouChange Holdings Corp”  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to BlueStar Financial Group, Inc.

The Written Consent authorized an amendment to our Articles of Incorporation (the “Amendment”), which amends our current Articles of Incorporation:

•	To change the name of the Company to YouChange Holdings Corp

A copy of the substantive text of the Amendment is attached to this Information Statement as Exhibit A.

These corporate actions will become effective on the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of Nevada which filing will occur at least 20 days after the date of the mailing of this Information Statement to our stockholders.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME.  THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Richard A. Papworth
Richard A. Papworth
Chief Executive Officer

Date: May ____, 2010

BLUESTAR FINANCIAL GROUP, INC.
7377 E. Doubletree Ranch Road, Suite 200
Scottsdale, AZ 85258

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

BLUESTAR FINANCIAL GROUP, INC. IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF STOCKHOLDERS WITH A MAJORITY OF THE VOTING RIGHTS.  NO VOTE OR OTHER ACTION BY STOCKHOLDERS OF BLUESTAR FINANCIAL GROUP, INC. IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

 This Information Statement is expected to be mailed on or about May ____, 2010, to the holders of record at the close of business on May 11, 2010 of the outstanding shares of Common Stock, $.001 par value, of BlueStar Financial group, Inc., a Nevada corporation ("we," "us," "our," or the "Company"), to notify them about action that the holders of a majority of our outstanding voting capital stock have taken by written consent in lieu of a special meeting of the stockholders on May 7, 2010.  Subject to stockholder approval, our Board of Directors unanimously adopted resolutions on May 7, 2010 approving the Amendment to our Articles of Incorporation.  This action was taken in accordance with relevant sections of the Nevada Revised Statutes.  This action was taken by our majority stockholders who own in excess of the required majority of our outstanding Common Stock necessary for adoption of the actions. The Amendment to our Articles of Incorporation to be made in connection with the matters subject to approval of the stockholders will not be completed until at least 20 days after deliver of this Information Statement. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

Authorization by the Board of Directors and A Majority of the Stockholders

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Amendment requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 35,405,588 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On May 7, 2010, our Board of Directors unanimously adopted resolutions approving the Amendment, subject to required stockholder approval and the requirements of Regulation 14C, the Amendment substantially as set forth in Appendix A to change the Company’s name to YouChange Holdings Corp. with the Amendment to be effective upon the filing with the Secretary of State of the State of Nevada the Amendment. The text of the proposed Amendments are subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada or as our board of directors deems necessary and advisable to effect the name change.

Reasons for the Name Change

The Board of Directors believes the name change would be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company. While the “BlueStar Financial Group, Inc.” name has served the Company over time, the Company’s management believes this opportunity presented the right timing to change the Company’s name. Through our wholly-owned subsidiary YouChange, Inc., we are operating our business in the Green Tech and e-Waste sectors for the collection, refurbishment (to factory condition) and reCommerce of otherwise obsolete electronic devices through established and certified partners.  Because of the prominence of YouChange, Inc. in our overall business strategy and operations, we believe it to be in the best interests of the Company to change the name of the Company from “BlueStar Financial Group, Inc.” to YouChange Holdings Corp.  We believe that a name change to YouChange Holdings Corp. with its wholly owned subsidiary YouChange, Inc. offers a more complimentary identity for the parent and subsidiary companies and will be more advantageous from both an image, branding and marketing perspective for us.  Management also believes that the new name effectively conveys the Company’s business direction.

The name change will become effective upon filing the proposed Amendment with the Secretary of State of the State of Nevada or such later date as may be set forth in the Amendment.

Consenting Stockholders

On May 11, 2010, the Record Date for determination of stockholders entitled to receive this Information Statement, there were 35,405,588 shares of Common Stock issued and outstanding. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders.  Therefore, the Company needed the affirmative vote of at least a majority of the outstanding shares of our Common Stock or 17,702,794 shares to approve the Amendment.  On May 7, 2010, Jeffrey Rassás as general partner of Hayjour Family Limited Partnership, Richard Papworth, Steve Phelps, and Victor Sibilla being the record holders of 19,795,000 shares of our Common Stock, constituting 55.91% of the voting power of the issued and outstanding shares of our Common Stock, consented in writing to the Amendment. By unanimous written consent on May 7, 2010, as required under Nevada law, our Board of Directors adopted resolutions approving the Amendment.

Accordingly, we have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholders were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

Effective Date of the Amendment

We will, when permissible following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Amendment with the Nevada Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada General Corporation Law.

Dissenters Appraisal Rights

No appraisal rights are available under Nevada law or under the Company's Articles of Incorporation, as amended, or Bylaws to any stockholder who dissents from the proposal to approve the Amendment.  Although the nature and extent of such rights or actions, if any should exist, are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Stockholder Conduct and Effect on Legal Ability to Pay Dividends

Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent. All certificates heretofore issued will continue to represent fully paid and non-assessable shares of the Common Stock and/or Preferred Stock of the Company. The Amendment will not change any of the terms of our Common Stock or Preferred Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder’s percentage ownership of Company will not be altered.

Security Ownership of Certain Beneficial Owners and Management

As of May 11, 2010, we had 35,405,588 shares of Common Stock issued and outstanding.  The following table sets forth information regarding the beneficial ownership as of May 11, 2010 of our common stock by (i) each of our executive officers, (ii) each of our directors and (iii) each person known by us to own beneficially more than five percent (5%) of the outstanding common stock. The address for each of the persons and entities listed below is 7377 E. Doubletree Ranch Road, Suite 200, Scottsdale, Arizona 85258. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the common stock owned by them.

Name	No. of Shares Beneficially Owned(1)		Percentage of Shares (2)
Hayjour Family Limited Partnership	14,200,000	(3)	40.1%
Steve Phelps	2,925,000	(4)	8.3%
Vic Sibilla	2,550,000	(5)	7.2%
Richard A. Papworth	120,000.3%
All executive officers and directors as a group (2 persons)	14,320,000		40.4%

(1)
Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission. In general, a person who has voting power or investment power with respect to securities is treated as a beneficial owner of those securities. Common stock subject to options and warrants currently exercisable or exercisable within 60 days of May 11, 2010 count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants.

(2)	Percentages are based on 35,405,588 shares of common stock outstanding as of May 11, 2010
(3)	All shares held indirectly by Jeffrey I. Rassás, the sole director, President and Chief Executive Officer of YouChange, Inc. as a general partner of Hayjour Family Limited Partnership.
(4)	Includes 75,000 shares held by Mr. Phelps in his IRA and 75,000 shares held by wife Kimberley Phelps in her IRA.
(5)
Includes 75,000 shares held by Mr. Sibilla in his IRA and 75,000 shares held by wife Geraldine Sibilla in her IRA 150,000 shares owned by minor children and 75,000 of another child, all that share Mr. Sibilla’s household.

Other Matters

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

Interests of Certain Persons In Or In Opposition To Matters Acted Upon

None of the Company’s directors would be considered independent under the definition of independence used by any national securities exchange or any inter-dealer quotation system.  Although the Company is not subject to any listing standards with respect to director independence, for purposes of this determination, the Company used the NASDAQ director independence standard for evaluating director independence.  Mr. Papworth serves as a director and officer and Mr. Rassás serves as a director and collectively hold beneficial ownership of approximately 40.4% of the issued and outstanding shares of our Common Stock and participated in the written consent of stockholders for approval of the Amendment.  No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken by the Company set forth in this Information Statement.

Financial and Other Information

The financial statements for the period ending June 30, 2009 were filed in our Annual Report on Form 10-K for the year ended June 30, 2009, and for the three month period ended December 31, 2009 on Form 10-Q which was filed with the Securities and Exchange Commission on February 14, 2010 and is incorporated herein by this reference.  All of these financial statements were prepared by our management.

A copy of the Annual Report on Form 10-K and other reports that we file electronically with the Securities and Exchange Commission are available for viewing free of charge over the Internet via the SEC's EDGAR system at http://www.sec.gov.  We will provide without charge to each person who receives a copy of this Information Statement, upon written or oral request, a copy of any information that is incorporated by reference in this Information Statement.

Delivery of Documents to Security Holders Sharing an Address

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to BlueStar Financial Group, Inc., Attention: CEO, 7377 E. Doubletree Ranch Road, Suite 200, Scottsdale, AZ 85258, or call (480) 463-4246 to request:

•	A separate copy of this Information Statement;
•	A separate copy of Information Statements or Annual Reports or interim period reports of the Company in the future; or
•	Delivery of a single copy of Information Statements or Annual Reports or interim period reports of the Company, if such stockholder is receiving multiple copies of these documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

BLUESTAR FINANCIAL GROUP, INC.

Dated: May 7, 2010	By: /s/ Richard A. Papworth
Richard A. Papworth, CEO

EXHIBIT A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  BlueStar Financial Group, Inc.

2.  The articles have been amended as follows:

Article I - NAME.  The name of the corporation shall be “YouChange Holdings Corp.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 19,795,000 shares or 55.91%.

4.  Effective date of filing (optional):

5.  Officer Signature (Required):

By:	/s/ Richard A. Papworth
Richard A. Papworth
Chief Executive Officer